SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    Proxy Statement Pursuant To Section 14(a)
                     Of the Securities Exchange Act Or 1934

|X|      Filed by the Registrant
|_|      Filed by a Party other than the Registrant

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2) )
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11 (C) or ss. 240.14a-12

                       Digital Courier Technologies, Inc.
          ------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_|      Fee  computed on table below per  Exchange  Act Rules  14a-6(I) (1) and
         0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                       DIGITAL COURIER TECHNOLOGIES, INC.
                           136 Heber Avenue, Suite 204
                                   PO Box 8000
                              Park City, Utah 84060


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD NOVEMBER , 1998


TO THE STOCKHOLDERS:


         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Courier Technologies, Inc. (the "Company"), which will be held at the Company's offices at 136 Heber Avenue, Suite 204, Park City, Utah, on , November , 1998, at 10:00 a.m. Mountain time, to consider and act upon the following matters;

         1.       The election of directors;

         2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized number of Common Shares outstanding;

         3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending June 30, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

         Only holders of record of Common Stock of the Company at the close of business on October , 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors



                                              James A. Egide
                                              Chairman of the Board

                       DIGITAL COURIER TECHNOLOGIES, INC.

                               -------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD NOVEMBER , 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Digital Courier Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Company's offices at 136 Heber Avenue, Suite 204, Park City, Utah, on , November , 1998, at 10:00 a.m. Mountain time. Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as specified by the stockholder, or, if no vote is indicated, the proxy will be voted in favor of the proposals described in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The cost of the Annual Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company also requests banks, brokers and others who hold Common Stock of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners and shall reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

         The Company's principal executive offices are located at 136 Heber Avenue, Suite 204, Park City, Utah 84060. This Proxy Statement and the accompanying Proxy were mailed to stockholders on or about October , 1998.


                        VOTING RIGHTS AND VOTES REQUIRED

         The close of business on October , 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, the Company had outstanding shares of common stock, par value $0.0001 per share (the "Common Stock"), the only outstanding voting security of the Company. As of the record date, the Company had approximately stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

         One-third of the outstanding shares of Common Stock entitled to vote at the Meeting must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.

         All shares represented by the accompanying proxy, if the proxy is properly executed and returned, will be voted as specified by the stockholder, or, if no vote is indicated, the proxy will be voted FOR the nominees for director, FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, and FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company. As to any other matter of business which may properly be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment and discretion of the person or persons voting the same, although management does not presently know of any such other matter of business. Votes withheld by nominee recordholders who did not receive specific instructions from the beneficial owners of shares will not be treated as votes cast or as shares present or represented and will reduce the absolute number (although not the percentage) of affirmative votes needed for approval.

         In the election of directors, the five candidates receiving the highest number of votes at the Annual Meeting will be elected as directors. Approval of the amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of Common stock. In order to approve the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Company, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and properly voting at the Annual Meeting will be required.

         In the event that the votes necessary to approve any of the foregoing proposals have not been obtained by the date of the Annual Meeting or a quorum is not present at the Meeting, the Chairman of the Meeting may, in his
discretion, adjourn the Annual Meeting from time-to-time to permit the solicitation of additional proxies by the Board of Directors.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The stockholders are being asked to elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The proxies will be voted in favor of the nominees unless otherwise specifically instructed. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate.

         The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors; votes withheld and broker non-votes have no legal effect.

         The following table sets forth certain information with respect to each director, nominee and executive officer of the Company as of October , 1998:


                      Name            Age                  Position
                      ----            ---                  --------

            James A. Egide*            64     Director and Chairman

            Raymond J. Pittman         29     Director and Chief Executive
                                              Officer

            Mitchell L. Edwards        40     Director, Executive Vice President
                                               and Chief Financial Officer

            Glen Hartman*              41     Director

            Kenneth M. Woolley*        51     Director

      *Serves on compensation and audit committees.

         Nominees. The following individuals have been nominated by the Board of Directors of the Company to stand for election at the Annual Meeting:

James A.. Egide:  Director and Chairman

         Mr. Egide was appointed as a Director of the Company in January 1995 and Chairman in September 1997. Since 1990, Mr. Egide has primarily been involved in managing his personal investments, including multiple international and national business enterprises. In 1978 he co-founded Carme, a public company, and served as CEO and Chairman of the Board until 1989 when it was sold. From 1976 until 1980, Mr. Egide's primary occupation was President and Director of Five Star Industries, Inc., a California corporation which was a general contractor and real estate developer. His principal responsibilities were land acquisition, lease negotiations and financing.

Raymond J. Pittman:  Director and Chief Executive Officer.

         Mr. Pittman has been Chief Executive Officer of the Company since March 1998. Mr. Pittman was the founder and Chief Executive Officer of Digital Courier International, Inc. from 1996 until Digital Courier International was acquired by the Company in September 1998. Prior to forming Digital Courier International, Inc., Mr. Pittman was the Chief Executive Officer of Broadway Technologies Group, a technology development and consulting group. Mr. Pittman received a Masters degree in Engineering-Economic Systems from Stanford University and a Bachelors degree in Computer Engineering from the University of Michigan.

Mitchell L. Edwards: Director, Executive Vice President and Chief Financial Officer

         Mr. Edwards has been Executive Vice President and Chief Financial Officer of the Company since June 1998. From June 1997, he was Senior Vice
President / Finance and Legal of DataMark Holding, Inc., the public company which acquired Digital Courier Technologies. From 1995 until joining the Company, Mr. Edwards was Managing Director of Law and Business Counselors, a mergers and acquisitions and corporate finance consulting firm with offices in California and Utah, and prior to that was a Partner in the law firm of Brobeck, Phleger & Harrison in Los Angeles. Mr. Edwards' practice for over 10 years has specialized in mergers and acquisitions, corporate finance, public offerings, venture capital and other transactions for emerging and high technology companies throughout the country. Mr. Edwards received a J.D. from Stanford Law School, a B.A/M.A. in International Business Law from Oxford University
(Marshall Scholar), and a B.A. in Economics from Brigham Young University (Valedictorian). He has also worked at the White House and at the United States Supreme Court.

Kenneth M. Woolley: Director

         Mr. Woolley has been a founder and director of several companies. Mr. Woolley served on the Board of Directors of Megahertz Holding Corporation, the leading manufacturer of fax/modems for laptop and notebook computers until February 1995. Prior to the merger of Megahertz and VyStar Group, Inc. in June 1993, Mr. Woolley had served as President of the parent company. Since 1979, Mr. Woolley has been a principal in Extra Space Management, Inc. and Extra Space Storage, privately held companies engaged in the ownership and management of mini-storage facilities. Since 1989, Mr. Woolley has been a partner in D.K.S. Associates, and since 1990 a director and executive officer of Realty Management, Inc., privately held companies engaged in the ownership and management of apartments, primarily in Las Vegas, Nevada. Mr. Woolley is a director of Cirque Corporation. Mr. Woolley also serves as an associate professor of business management at Brigham Young University. Mr. Woolley holds a B.A. in Physics from Brigham Young University, an M.B.A. and a Ph.D. in Business Administration from the Stanford University Graduate School of
Business. Mr. Woolley is available to the Company on a part-time, as needed basis.

Glen Hartman:  Director

         Mr. Hartman has been a director of the Company since July 1998. Mr. Hartman is the founder. principal and a member of the board of directors of Cosine Communications, Inc. since 1996. Mr. Hartman is also the founding general partner of Falcon Capital, LLC, a private equity investment company, specializing in technology companies since 1995. From 1992 to 1995 Mr. Hartman served as CEO and Chairman of Apex Data, a computer peripherals manufacturing company. Mr. Hartman holds a B.A. in Economics from UCLA..

         Meetings. The Board of Directors held 12 meetings in fiscal 1998. The Board of Directors has appointed a Compensation Committee consisting of Mr. Egide, Mr. Woolley and Mr. Hartman. The Compensation Committee, which is responsible for reviewing and recommending the approval to the Board of Directors of compensation of the officers of the Company, met two times during fiscal 1998. The Audit Committee, comprised of Mr. Egide, Mr. Woolley and Mr. Hartman, is responsible for periodically reviewing the financial condition and the results of audits of the Company with its independent public accountants. The Audit Committee met one time in fiscal 1998.

         Non-employee directors are reimbursed their out-of-pocket expenses for attending Board and Committee meetings.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding Common Stock of the Company beneficially owned as of October 7, 1998 by: (i) each person known by the Company to beneficially own 5% or more of the outstanding Common Stock,
(ii) each director and director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all officers and directors as a group. As of October 7, 1998, there were 13,099,210 shares of Common Stock outstanding and no Preferred Stock outstanding.

                                                      Amount of       Percentage
                  Names and Addresses of              Common          of Voting
                  Principal Stockholders              Shares*         Securities
                  ----------------------              -------         ----------

       L. H. Trust                                      995,296           7.6%
       Castletown, Isle of Man
                                                        955,414           7.3%
       America Online, Inc.
       22000 AOL Way
       Dulles, Virginia  20166

                  Officers and Directors
                  ----------------------

       James A. Egide                                 1,663,898(1)       12.7%
       136 Heber Avenue, Suite 204
       Park City, Utah  84060

       Raymond J. Pittman                             1,930,127          14.7%
       187 Fremont Street
       San Francisco, California 94105

       Kenneth M. Woolley                               387,000(2)        2.9%
       136 Heber Avenue., Suite 204
       Park City, Utah  84060

       Mitchell L. Edwards                              420,307(3)        3.1%
       136 Heber Avenue., Suite 204
       Park City, Utah  84060

       Glen Hartman                                      66,667           0.5%
       136 Heber Avenue, Suite 204
       Park City, Utah  84060

       All Directors and Executive Officers           4,467,999          32.7%
       (5 persons)

* Assumes exercise of all exercisable options held by listed security holders which can be acquired within 60 days from October 7, 1998.

(1) Includes  25,000  shares which Mr. Egide may acquire on exercise of options.

(2) Includes 225,000 shares which Mr. Woolley may acquire on exercise of options.

(3) Includes 280,000 shares which Mr. Edwards may acquire on exercise of options. Does not include 85,000 shares which may be acquired on exercise of options which are not currently exercisable.

The stockholders listed have sole voting and investment power, except as otherwise noted.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer as of June 30, 1997 and to each of the Company's other executive officers whose annual salary and bonus exceeded $100,000.

                              Summary Compensation
                                                                                           Long-Term
                                                 Annual Compensation                      Compensation
                                                 -------------------                      ------------
                                                                                     Other Annual
   Name and Principal        Year Ended           Salary              Bonus          Compensation      Options/SARs
        Position              June 30               ($)                ($)               ($)                (#)
        --------              -------               ---                ---               ---                ---

Raymond J. Pittman              1998           $       -
Chief Executive Officer

Mitchell L. Edwards             1998           $   150,000           $25,000                               215,000
Executive Vice
President, Chief
Financial Officer


Compensation of the executive officers may be increased from time to time as recommended by the compensation committee and approved by the Board of Directors.

Stock Options Granted in Last Fiscal Year

                                                                                  Potential Realizable Value
                                                                                  as Assumed Annual Rates
                                                                                of Stock Price Appreciations
                               Individual Grants                                     for Option Term
------------------------------------------------------------------------------------------------------------
                                 % of Total
                                   Options
                                 Granted to
                    Options       Employees      Exercise       Expiration          5%             10%
     Name         Granted (#)      in 1998        Price            Date            ($)
------------------------------------------------------------------------------------------------------------
Mitchell L.
Edwards              65,000           8.0%        $2.75         Oct.  2007      $  8,938         $17,875
------------------------------------------------------------------------------------------------------------
                    150,000          18.3%        $2.75         Mar. 2008         20,625          41,250
------------------------------------------------------------------------------------------------------------
      Total         215,000          26.3%        $2.75                          $29,563         $59,125
------------------------------------------------------------------------------------------------------------

Aggregated Option Exercises and Year-End Option Values in Fiscal 1998

         The following table summarizes for each of the named executive officers of the Company the number of stock options, if any, exercised during fiscal 1998, the aggregate dollar value realized upon exercise, the total number of unexercised options held at June 30, 1998 and the aggregate dollar value of in-the-money unexercised options, if any, held at June 30, 1998. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of unexercised, in-the-money options at June 30, 1998 is the difference between its exercise price and the fair market value of the underlying stock on June 30, 1998, which was $9.375 per share based on the closing bid price of the Common Stock on June 30, 1998. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of the Common Stock on the actual date of exercise. There can be no assurance that these values will be realized.

                                                                                       Value of Unexercised
                                                 Number of Unexercised Options       In-the-Money Options at
                                                           at 6/30/98                        6/30/98
                                                           ----------                        -------
                         Shares
                        Acquired        Value
                           on          Realized
       Name            Exercise(#)        ($)       Exercisable    Unexercisable  Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------
Raymond J. Pittman               0     $        0              0              0     $        0              0

Mitchell L. Edwards              0     $        0        265,000        150,000     $1,755,625     $  993,750

Stock Option Plan

         The Company has adopted the Amended and Restated Incentive Plan (the "Option Plan") to assist the Company in securing and retaining key employees and directors. The Option Plan provides that options to purchase a maximum of
2,500,000 shares of Common Stock may be granted to (i) directors and consultants, and (ii) officers (whether or not a director) or key employees of the Company ("Eligible Employees"). The Option Plan will terminate in 2014 unless sooner terminated by the Board of Directors.

         The Option Plan is administered by a committee (the "Option Committee") currently consisting of the Board of Directors. The total number of options granted in any year to Eligible Employees, the number and selection of Eligible Employees to receive options, the number of options granted to each and the other terms and provisions of such options are wholly within the discretion of the Option Committee, subject to the limitations set forth in the Option Plan. The option exercise price for options granted under the Plan may not be less than 100% of the fair market value of the underlying common stock on the date the option is granted. Options granted under the Option Plan expire upon the earlier of an expiration date fixed by the Option Committee or five years from the date of grant.

         Under the Option Plan, the Company may issue both qualified and non-qualified stock options. As of June 30, 1998, options to purchase 1,643,000 shares of Common Stock were outstanding under the Plan.

Compensation of Directors

         The Company's non-employee Directors are not currently compensated for attendance at Board of Director meetings. Non-employee directors may be granted, on an ad hoc basis, stock options upon being appointed to the Board. The Company may adopt a formal director compensation plan in the future. All of the Directors are reimbursed for their expenses for each Board and committee meeting attended.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and on representations that no other reports were required, the Company has determined that during the last fiscal year all applicable 16(a) filing requirements were met except as follows: Mitchell Edwards and Michael Bard were late in filing a Form 4 which was due within 10 days of the month end.


                              CERTAIN TRANSACTIONS

         During the year ended June 30, 1994, the Company made cash loans to two officers totaling $46,000, which were settled during the year ended June 30, 1995, except for $1,000 which was settled during the year ended June 30, 1997.

         Prior to July 1, 1994, the Company had borrowed money from certain officers. Additional borrowings of $50,000 and $129,500 were made during the years ended June 30, 1996 and 1995, respectively. Principal payments on these notes were $1,666, $199,500, and $2,152 during the years ended June 30, 1997, 1996 and 1995, respectively. The amounts due on these loans at June 30, 1998, 1997 and 1996 were $0, $0 and $1,666, respectively.

         During the year ended June 30, 1996, the Company borrowed $500,000 from a bank to fund computer equipment purchases. Certain officers and stockholders guaranteed the loan. In exchange for the guarantee, such persons received a one-year option to purchase 25,000 shares of common stock at $5.00 per share.

         During the year ended June 30, 1997, the Company negotiated services and equipment purchase agreements with CasinoWorld Holdings, Ltd., Cybergames, Inc., Online Investments, Inc. and Barrons Online, Inc., companies in which Mr. Egide, one of the Company's directors and stockholders has an ownership interest. Under the agreements, the Company provided software development services, and configured hardware and other computer equipment.

                          COMPENSATION COMMITTEE REPORT

         The Company's executive compensation policies are administered by the Compensation Committee. The Compensation Committee reviews and determines the compensation of the Company's officers and evaluates management performance, management succession and related matters.

         The compensation policy of the Company is to provide competitive levels of compensation that are influenced by performance, that reward individual achievements, and that enable the Company to attract and retain qualified executives. Compensation consists primarily of annual salary and long-term incentive compensation in the form of stock options. Bonuses are awarded only in circumstances when, in the Compensation Committee's subjective judgment, a particular executive had exceptional performance during the prior year.

         The Compensation Committee believes that Mr. Edwards' contribution to the Company in fiscal 1998 justifies the bonus he received and the stock options he was granted.

                  The Compensation Committee:

                  James A. Egide
                  Kenneth M. Woolley
                  Glen Hartman


                                PERFORMANCE GRAPH

         The following chart shows how $100 invested as of June 30, 1995, in shares of the Company's Common Stock would have grown during the two-year period ended June 30, 1998, as a result of changes in the Company's stock price, compared with $100 invested in the Standard & Poor's 500 Stock Index and in the Standard & Poor's Technology 500 Index.

         The Company's Common Stock began to be quoted on the OTC Bulletin Board in January 1995, prior to that time there was no public market for the securities of the Company's predecessor and the Company is not aware of any quotations for its securities during that period.

Comparison of Two Year Cumulative Total Return

Digital Courier Technologies, Inc., S&P 500 Index, and S&P Technology 500

[GRAPHIC OMITTED]

Company/Index Name                    1995         1996        1997        1998
------------------                    ----         ----        ----        ----
Digital Courier Technologies     $   100.00    $ 3600.00  $   685.71  $   937.50
S&P 500 Index                        100.00       119.16      181.16      195.29
S&P Technology - 500                 100.00       126.00      169.72      228.02


                                 PROPOSAL No. 1
                              ELECTION OF DIRECTORS

         Pursuant to the Articles of Incorporation of the Company, the Board of Directors is to be comprised of not fewer than three members. The term of the directors is to be for a period of one year or until their successors are duly elected and qualified. Accordingly, the directors elected at this meeting will serve until the next annual meeting to be held in 1999, or until their successors are elected and qualified. The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy FOR the election of the nominees for director named below. The nominees are:


             Name of Nominee        Age        Current Position

          James A. Egide             64        Director, Chairman

          Raymond J. Pittman         29        Director, Chief Executive Officer

          Mitchell L. Edwards        40        Director, Executive Vice
                                               President, Chief Financial
                                               Officer

          Kenneth M. Woolley         51        Director

          Glen Hartman               41        Director

         Biographical information regarding the nominees is set forth above under the caption "Directors and Executive Officers."

         Pursuant to the Company's Amended and Restated Certificate of Incorporation, every holder of Common Stock voting for the election of directors is entitled to one vote for each share of Common Stock. A stockholder may vote each share once for one nominee to each of the director positions being filled, and there is no cumulative voting.

         Proxies solicited hereby (other than Proxies in which the vote is withheld as to one or more nominees) will be voted for the candidates standing for election as directors nominated by the Board. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for election of such substitute as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The Board of Directors unanimously recommends a vote FOR each of the director nominees.


                                 PROPOSAL No. 2
       APPROVAL OF AMENDMENT TO COMPANY'S AMENDED AND RESTATED CERTIFICATE
        OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

         The Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares. The text of Article IV, as it is proposed to be amended, is as follows: "The total number of shares of stock of all classes which the Corporation shall have the authority to issue is Fifty Two Million Five Hundred Thousand (52,500,000), of which Fifty Million shares shall have the a par value of One Hundredth of One Cent ($.0001) each and shall be shares of common stock (the "Common Stock"), and Two Million Five Hundred Thousand (2,500,000) shares shall have the par value of One Hundredth of One Cent ($.0001) each and shall be shares of preferred stock (the "Preferred Stock")."

         The additional Common Stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for the additional Common Stock proposed to be authorized. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. Under the present Amended and Restated Certificate of Incorporation, the Company has the authority to issue 20,000,000 shares of Common Stock, $.0001 par value per share, and 2,500,000 shares of Preferred Stock, $.0001 par value per share. At October , 1998, 13,099,210 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Accordingly, as of October , 1998, after taking into account the shares reserved for issuance upon the exercise of Company stock options and upon the conversion or exercise of certain warrants issued by the Company, there remained approximately 3,563,848 shares of Common Stock available for issuance. The proposed amendment would provide for an additional 30,000,000 shares of Common Stock available for issuance.

         The purpose of the increase in authorized shares is to provide additional shares of Common Stock that could be issued for corporate purposes without further stockholder approval unless required by applicable law or regulation. The Company currently expects that purposes for additional shares will include effecting acquisitions of other businesses or properties, providing equity incentives to employees, officers and directors, establishing strategic relationships with other companies, and securing additional financing for the operation of the Company through the issuance of additional shares. The Board of Directors believes that it is in the best interests of the Company to have additional shares of Common Stock authorized at this time in order to alleviate the expense and delay of holding a special meeting of stockholders if and when there is a need to issue additional shares of Common Stock.

         The Company is currently in negotiations with various parties to obtain additional working capital through a private placement of the Company's debt or equity securities. Certain of these potential transactions could involve the issuance of convertible debt or convertible preferred stock which would be convertible into shares of Common Stock. The Company could be required, under certain circumstances, to reserve for issuance or issue more shares of Common Stock than are presently authorized. Although there can be no assurance that the Company will enter into such a private placement, authorization of the additional shares will facilitate these negotiations.

         The additional shares of Common Stock that would become available for issuance if the proposed amendment were adopted could also be used by the
Company to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of the Company's securities) or changes in or removal of management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the number of authorized shares of Common Stock has been prompted by business and financial considerations, not by the threat of any attempt to accumulate shares or otherwise gain control of the Company (nor is the Board of Directors currently aware of any such attempts directed at the Company), stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes of control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. In addition, the authority granted by the Company's Amended and Restated Certificate of Incorporation to the Board of Directors to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of the Company's stock could be used for anti-takeover purposes. The proposal to increase the number of authorized shares of Common Stock, however, is not part of any plan to adopt a series of amendments having an anti-takeover effect, and the Company's management presently does not intend to propose anti-takeover measures in future proxy solicitations.

         For the reasons stated herein, the Board of Directors unanimously recommends that stockholders vote FOR approval of the AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


                                 PROPOSAL No. 3
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Arthur Andersen LLP as the independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1999. A member of such firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

         If the stockholders of the Company do not ratify the selection of Arthur Andersen LLP, or if such firm should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Board of
Directors or the Audit Committee will appoint other independent public accountants.

         Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants will require the affirmative vote of a majority of the Common Stock present and properly voting at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE
SELECTION  OF  ARTHUR   ANDERSEN  LLP  AS  THE  COMPANY'S   INDEPENDENT   PUBLIC
ACCOUNTANTS.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's executive offices at 136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, UT, 84060, addressed to the attention of the Secretary, by June 5, 1999 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting.


                                  ANNUAL REPORT

         The Annual Report of the Company for the year ended June 30, 1998 is being mailed to the stockholders of the Company along with this Proxy Statement. The Annual Report contains the Company's Annual Report for the year ended June 30, 1998, including the financial statements and management's discussion and analysis of such financial statements and the report thereon of Arthur Andersen LLP.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

                       Digital Courier Technologies, Inc.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 1998

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mitchell L. Edwards and Michael D. Bard, or either of them, each with full power of substitution, as proxies, attorneys and agents of the undersigned, to attend the Annual Meeting of Stockholders of Digital Courier Technologies, Inc., at the offices of the Company, 136 Heber Ave., Suite 204, Park City, UT 84060, on November __, 1998 at 10:00 am Mountain Time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

1.       Election of Directors:
         James D. Egide; Kenneth W. Woolley; Raymond J. Pittman; Mitchell L. Edwards; Glen Hartman INSTRUCTIONS: To withhold authority to vote for any individual nominee, place the "X" through that individual's name above.

2.       To  approve  an  amendment  to  the  Company's   Amended  and  Restated
         Certificate of Incorporation increasing the authorized number of Common Shares outstanding:

                  _ For    _Against   _ Abstain

3. To ratify the appointment of Arthur Anderson LLP as the Company's independent public accountants for the year ending June 30, 1999:

4. In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment or postponement thereof.


   The Board of Directors recommends a vote FOR each of the above proposals.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE FIVE NOMINEES FOR ELECTION AND FOR PROPOSALS 2 AND 3.

Date:_____________, 1998



-------------------
Signature



--------------------
Signature, if held jointly.

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, as administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.